AGREEMENT  AND  PLAN  OF  REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF MARCH 10, 2000 IS AMONG CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND ("NATIONAL MUNICIPAL FUND"),
CALVERT MARYLAND MUNICIPAL INTERMEDIATE FUND AND CALVERT VIRGINIA MUNICIPAL INTERMEDIATE FUND (TOGETHER, THE "STATE MUNICIPAL FUNDS"). THE NATIONAL MUNICIPAL FUND AND THE STATE MUNICIPAL FUNDS ARE SERIES OF THE CALVERT MUNICIPAL FUND, INC. ("CALVERT").

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1.     SHAREHOLDER  APPROVAL

APPROVAL BY SHAREHOLDERS. A MEETING OF THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS SHALL BE CALLED AND HELD FOR THE PURPOSE OF ACTING ON AND AUTHORIZING THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT AND PLAN OF REORGANIZATION (THE "AGREEMENT" OR "PLAN"). NATIONAL MUNICIPAL FUND SHALL FURNISH TO THE STATE MUNICIPAL FUNDS SUCH DATA AND INFORMATION AS SHALL BE REASONABLY REQUESTED BY THE STATE MUNICIPAL FUNDS FOR INCLUSION IN THE INFORMATION TO BE FURNISHED TO THEIR SHAREHOLDERS IN CONNECTION WITH THE MEETING.

2.     REORGANIZATION

(A) PLAN OF REORGANIZATION. THE STATE MUNICIPAL FUNDS WILL CONVEY, TRANSFER, AND DELIVER TO NATIONAL MUNICIPAL FUND ALL OF THE THEN-EXISTING ASSETS OF THE STATE MUNICIPAL FUNDS AT THE CLOSING PROVIDED FOR IN SECTION 2(B) OF THIS AGREEMENT (THE "CLOSING"). IN CONSIDERATION THEREOF, NATIONAL MUNICIPAL FUND AGREES AT THE CLOSING:

(I) TO ASSUME AND PAY, TO THE EXTENT THAT THEY EXIST ON OR AFTER THE EFFECTIVE TIME OF THE REORGANIZATION (AS DEFINED IN SECTION 2(B)), ALL OF THE STATE MUNICIPAL FUNDS' OBLIGATIONS AND LIABILITIES, WHETHER ABSOLUTE, ACCRUED, CONTINGENT, OR OTHERWISE; AND

(II) TO DELIVER TO THE STATE MUNICIPAL FUNDS IN EXCHANGE FOR THE ASSETS THE NUMBER OF FULL AND FRACTIONAL SHARES OF COMMON STOCK OF NATIONAL MUNICIPAL FUND ("NATIONAL MUNICIPAL FUND SHARES") TO BE DETERMINED AS FOLLOWS: IN ACCORDANCE WITH SECTION 3 OF THIS AGREEMENT, THE NUMBER OF SHARES SHALL BE DETERMINED BY DIVIDING THE PER SHARE NET ASSET VALUE OF THE STATE MUNICIPAL FUNDS SHARES (ROUNDED TO THE NEAREST MILLION) BY THE NET ASSET VALUE PER SHARE OF NATIONAL MUNICIPAL FUND (ROUNDED TO THE NEAREST MILLION) AND MULTIPLYING THE QUOTIENT BY THE NUMBER OF OUTSTANDING SHARES OF THE STATE MUNICIPAL FUNDS AS OF THE CLOSE OF BUSINESS ON THE CLOSING DATE. IT IS EXPRESSLY AGREED THAT THERE WILL BE NO SALES CHARGE TO STATE MUNICIPAL FUNDS, OR TO ANY OF THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS UPON DISTRIBUTION OF NATIONAL MUNICIPAL FUND SHARES TO THEM.

(B) CLOSING AND EFFECTIVE TIME OF THE REORGANIZATION. THE CLOSING SHALL OCCUR AT THE EFFECTIVE TIME OF THE REORGANIZATION, WHICH SHALL BE EITHER:

(I) THE LATER OF RECEIPT OF ALL NECESSARY REGULATORY APPROVALS AND THE FINAL ADJOURNMENT OF THE MEETING OF SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS AT WHICH THE PLAN WILL BE CONSIDERED, OR

(II)     SUCH  LATER  DATE  AS  THE  PARTIES  MAY  MUTUALLY  AGREE.

3.     VALUATION  OF  NET  ASSETS

(A) THE VALUE OF STATE MUNICIPAL FUNDS' NET ASSETS TO BE TRANSFERRED TO NATIONAL MUNICIPAL FUND UNDER THIS AGREEMENT SHALL BE COMPUTED AS OF THE CLOSE OF BUSINESS ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE CLOSING DATE (HEREINAFTER THE "VALUATION DATE") USING THE VALUATION PROCEDURES AS SET FORTH IN NATIONAL MUNICIPAL FUND 'S PROSPECTUS.

(B) THE NET ASSET VALUE PER SHARE OF NATIONAL MUNICIPAL FUND SHARES FOR PURPOSES OF SECTION 2 OF THIS AGREEMENT SHALL BE DETERMINED AS OF THE CLOSE OF
BUSINESS ON THE VALUATION DATE BY NATIONAL MUNICIPAL FUND 'S CONTROLLER USING THE SAME VALUATION PROCEDURES AS SET FORTH IN NATIONAL MUNICIPAL FUND 'S PROSPECTUS.

(C) A COPY OF THE COMPUTATION SHOWING IN REASONABLE DETAIL THE VALUATION OF STATE MUNICIPAL FUNDS' NET ASSETS TO BE TRANSFERRED TO NATIONAL MUNICIPAL FUND PURSUANT TO PARAGRAPH 2 OF THIS AGREEMENT, CERTIFIED BY THE CONTROLLER OF STATE MUNICIPAL FUNDS, SHALL BE FURNISHED BY THE STATE MUNICIPAL FUNDS TO NATIONAL MUNICIPAL FUND AT THE CLOSING. A COPY OF THE COMPUTATION SHOWING IN REASONABLE DETAIL THE DETERMINATION OF THE NET ASSET VALUE PER SHARE OF NATIONAL MUNICIPAL FUND SHARES PURSUANT TO PARAGRAPH 2 OF THIS AGREEMENT, CERTIFIED BY THE CONTROLLER OF NATIONAL MUNICIPAL FUND, SHALL BE FURNISHED BY NATIONAL MUNICIPAL FUND TO THE STATE MUNICIPAL FUNDS AT THE CLOSING.

4.     LIQUIDATION  AND  DISSOLUTION

(A) AS SOON AS PRACTICABLE AFTER THE CLOSING DATE, THE STATE MUNICIPAL FUNDS WILL DISTRIBUTE PRO RATA TO THE STATE MUNICIPAL FUNDS' SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON THE CLOSING DATE THE SHARES OF NATIONAL MUNICIPAL FUND RECEIVED BY THE STATE MUNICIPAL FUNDS PURSUANT TO THIS SECTION. SUCH LIQUIDATION AND DISTRIBUTION WILL BE ACCOMPANIED BY THE ESTABLISHMENT OF
SHAREHOLDER ACCOUNTS ON THE SHARE RECORDS OF NATIONAL MUNICIPAL FUND IN THE NAMES OF EACH SUCH SHAREHOLDER OF STATE MUNICIPAL FUNDS, REPRESENTING THE RESPECTIVE PRO RATA NUMBER OF FULL SHARES AND FRACTIONAL INTERESTS IN SHARES OF NATIONAL MUNICIPAL FUND DUE TO EACH. NO SUCH SHAREHOLDER ACCOUNTS SHALL BE ESTABLISHED BY NATIONAL MUNICIPAL FUND OR ITS TRANSFER AGENT FOR NATIONAL MUNICIPAL FUND EXCEPT PURSUANT TO WRITTEN INSTRUCTIONS FROM STATE MUNICIPAL FUNDS, AND THE STATE MUNICIPAL FUNDS AGREE TO PROVIDE ON THE CLOSING DATE INSTRUCTIONS TO TRANSFER TO A SHAREHOLDER ACCOUNT FOR EACH FORMER THE STATE MUNICIPAL FUNDS SHAREHOLDER A PRO RATA SHARE OF THE NUMBER OF SHARES OF NATIONAL MUNICIPAL FUND RECEIVED PURSUANT TO SECTION 2(A) OF THIS AGREEMENT.

(B) PROMPTLY AFTER THE DISTRIBUTION DESCRIBED IN SECTION 4(A) ABOVE, APPROPRIATE NOTIFICATION WILL BE MAILED BY NATIONAL MUNICIPAL FUND OR ITS TRANSFER AGENT TO EACH SHAREHOLDER OF THE STATE MUNICIPAL FUNDS RECEIVING SUCH DISTRIBUTION OF SHARES OF NATIONAL MUNICIPAL FUND INFORMING SUCH SHAREHOLDER OF THE NUMBER OF SUCH SHARES DISTRIBUTED TO SUCH SHAREHOLDER AND CONFIRMING THE REGISTRATION THEREOF IN SUCH SHAREHOLDER'S NAME.

(C) FOLLOWING THE CLOSING DATE AND UNTIL SURRENDERED, EACH OUTSTANDING SHARE CERTIFICATE REPRESENTING SHARES OF THE STATE MUNICIPAL FUNDS SHALL BE DEEMED FOR ALL PURPOSES TO EVIDENCE OWNERSHIP OF SHARES OF NATIONAL MUNICIPAL FUND THAT THE HOLDER IS ENTITLED TO RECEIVE IN EXCHANGE FOR THE CERTIFICATE. THE SHARES OF NATIONAL MUNICIPAL FUND THAT THE HOLDER IS ENTITLED TO RECEIVE WITH RESPECT TO STATE MUNICIPAL FUNDS' SHARE CERTIFICATES NOT YET SURRENDERED WILL BE HELD BY NATIONAL MUNICIPAL FUND 'S TRANSFER AGENT ON BEHALF OF THE SHAREHOLDER, BUT MAY NOT BE TRANSFERRED OR REDEEMED UNTIL SURRENDER OF STATE MUNICIPAL FUNDS' SHARE CERTIFICATES IN PROPER FORM FOR TRANSFER TO NATIONAL MUNICIPAL FUND 'S TRANSFER AGENT OR, IN LIEU THEREOF, THE POSTING OF A LOST CERTIFICATE BOND OR OTHER SURETY INSTRUMENT DEEMED ACCEPTABLE TO NATIONAL MUNICIPAL FUND 'S TRANSFER
AGENT. ALL OF NATIONAL MUNICIPAL FUND 'S DISTRIBUTIONS ATTRIBUTABLE TO THE SHARES REPRESENTED BY THE SHARE CERTIFICATES OF THE STATE MUNICIPAL FUNDS RETAINED BY SHAREHOLDERS WILL BE PAID TO THE SHAREHOLDER IN CASH OR INVESTED IN ADDITIONAL SHARES OF NATIONAL MUNICIPAL FUND AT THE NET ASSET VALUE IN EFFECT ON THE RESPECTIVE PAYMENT DATES IN ACCORDANCE WITH INSTRUCTIONS PREVIOUSLY GIVEN BY THE SHAREHOLDER TO STATE MUNICIPAL FUNDS' TRANSFER AGENT.

     SHARE CERTIFICATES REPRESENTING HOLDINGS OF SHARES OF NATIONAL MUNICIPAL FUND SHALL NOT BE ISSUED UNLESS REQUESTED BY THE SHAREHOLDER AND, IF SUCH A REQUEST IS MADE, SHARE CERTIFICATES OF NATIONAL MUNICIPAL FUND WILL BE ISSUED ONLY FOR FULL SHARES OF NATIONAL MUNICIPAL FUND AND ANY FRACTIONAL INTERESTS IN SHARES SHALL BE CREDITED IN THE SHAREHOLDER'S ACCOUNT WITH NATIONAL MUNICIPAL FUND.

(D) AS PROMPTLY AS IS PRACTICABLE AFTER THE LIQUIDATION OF STATE MUNICIPAL FUNDS, AND IN NO EVENT LATER THAN 12 MONTHS FROM THE DATE OF THIS AGREEMENT, THE STATE MUNICIPAL FUNDS SHALL BE TERMINATED PURSUANT TO THE PROVISIONS OF THE PLAN AND CALVERT'S ARTICLES OF INCORPORATION.

(E) IMMEDIATELY AFTER THE CLOSING DATE, THE SHARE TRANSFER BOOKS OF THE STATE MUNICIPAL FUNDS SHALL BE CLOSED AND NO TRANSFER OF SHARES SHALL THEREAFTER BE MADE ON THOSE BOOKS.

5.     ARTICLES  OF  INCORPORATION  AND  BY-LAWS

(A) ARTICLES OF INCORPORATION. THE ARTICLES OF INCORPORATION OF CALVERT, WHICH GOVERNS ITS SERIES NATIONAL MUNICIPAL FUND, AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION SHALL CONTINUE TO BE THE ARTICLES OF INCORPORATION UNTIL AMENDED AS PROVIDED BY LAW.

(B) BY-LAWS. THE BY-LAWS OF CALVERT, WHICH GOVERN ITS SERIES NATIONAL MUNICIPAL FUND, IN EFFECT AT THE EFFECTIVE TIME OF THE REORGANIZATION SHALL CONTINUE TO BE THE BY-LAWS UNTIL THE SAME SHALL THEREAFTER BE ALTERED, AMENDED, OR REPEALED IN ACCORDANCE WITH THE TRUST INDENTURE OR SAID BY-LAWS.

6.     REPRESENTATIONS  AND  WARRANTIES  OF  NATIONAL  MUNICIPAL  FUND

(A) ORGANIZATION, EXISTENCE, ETC. NATIONAL MUNICIPAL FUND IS A DULY ORGANIZED SERIES OF CALVERT, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF MARYLAND, AND HAS THE POWER TO CARRY ON ITS BUSINESS AS IT IS NOW BEING CONDUCTED. CURRENTLY, NATIONAL MUNICIPAL FUND IS NOT QUALIFIED TO DO BUSINESS AS A FOREIGN CORPORATION UNDER THE LAWS OF ANY JURISDICTION. NATIONAL MUNICIPAL FUND HAS ALL NECESSARY FEDERAL, STATE AND LOCAL AUTHORIZATION TO OWN ALL OF ITS PROPERTIES AND ASSETS AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED.

(B) REGISTRATION AS INVESTMENT COMPANY. CALVERT, OF WHICH NATIONAL MUNICIPAL FUND IS A SERIES, IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "ACT") AS AN OPEN-END NONDIVERSIFIED MANAGEMENT INVESTMENT COMPANY. ITS REGISTRATION HAS NOT BEEN REVOKED OR RESCINDED AND IS IN FULL FORCE AND EFFECT.

(C) CAPITALIZATION. NATIONAL MUNICIPAL FUND HAS AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF WHICH AS OF MARCH 31, 2000, [#] SHARES WERE OUTSTANDING, AND NO SHARES WERE HELD IN THE TREASURY OF NATIONAL MUNICIPAL FUND. ALL OF THE OUTSTANDING SHARES OF NATIONAL MUNICIPAL FUND HAVE BEEN DULY AUTHORIZED AND ARE VALIDLY ISSUED, FULLY PAID, AND NON-ASSESSABLE. SINCE NATIONAL MUNICIPAL FUND IS A SERIES OF AN OPEN-END INVESTMENT COMPANY ENGAGED IN THE CONTINUOUS OFFERING AND REDEMPTION OF ITS SHARES, THE NUMBER OF OUTSTANDING SHARES MAY CHANGE PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION.

(D) FINANCIAL STATEMENTS. THE FINANCIAL STATEMENTS OF NATIONAL MUNICIPAL FUND FOR THE YEAR ENDED DECEMBER 31, 1999 ("NATIONAL MUNICIPAL FUND FINANCIAL STATEMENTS"), PREVIOUSLY DELIVERED TO STATE MUNICIPAL FUNDS, FAIRLY PRESENT THE FINANCIAL POSITION OF NATIONAL MUNICIPAL FUND AS OF DECEMBER 31, 1999, AND THE RESULTS OF ITS OPERATIONS AND CHANGES IN ITS NET ASSETS FOR THE YEAR THEN ENDED.

(E) SHARES TO BE ISSUED UPON REORGANIZATION. NATIONAL MUNICIPAL FUND SHARES TO BE ISSUED IN CONNECTION WITH THE REORGANIZATION HAVE BEEN DULY AUTHORIZED AND UPON CONSUMMATION OF THE REORGANIZATION WILL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

(F) AUTHORITY RELATIVE TO THIS AGREEMENT. CALVERT HAS THE POWER TO ENTER INTO THE PLAN ON BEHALF OF ITS SERIES NATIONAL MUNICIPAL FUND AND TO CARRY OUT ITS OBLIGATIONS UNDER THIS AGREEMENT. THE EXECUTION AND DELIVERY OF THE PLAN AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HAVE BEEN DULY AUTHORIZED BY THE BOARD OF DIRECTORS OF CALVERT AND NO OTHER PROCEEDINGS BY CALVERT ARE NECESSARY TO AUTHORIZE ITS OFFICERS TO EFFECTUATE THE PLAN AND THE TRANSACTIONS CONTEMPLATED. NATIONAL MUNICIPAL FUND IS NOT A PARTY TO OR OBLIGATED UNDER ANY CHARTER, BY-LAW, INDENTURE, OR CONTRACT PROVISION OR ANY OTHER COMMITMENT OR OBLIGATION, OR SUBJECT TO ANY ORDER OR DECREE WHICH WOULD BE VIOLATED BY ITS EXECUTING AND CARRYING OUT THE PLAN.

(G) LIABILITIES. THERE ARE NO LIABILITIES OF CALVERT ON BEHALF OF ITS SERIES NATIONAL MUNICIPAL FUND, WHETHER OR NOT DETERMINED OR DETERMINABLE, OTHER THAN LIABILITIES DISCLOSED OR PROVIDED FOR IN NATIONAL MUNICIPAL FUND FINANCIAL STATEMENTS AND LIABILITIES INCURRED IN THE ORDINARY COURSE OF BUSINESS SUBSEQUENT TO DECEMBER 31, 1999, OR OTHERWISE PREVIOUSLY DISCLOSED TO STATE MUNICIPAL FUNDS, NONE OF WHICH HAS BEEN MATERIALLY ADVERSE TO THE BUSINESS, ASSETS OR RESULTS OF OPERATIONS OF NATIONAL MUNICIPAL FUND.

(H) LITIGATION. TO THE KNOWLEDGE OF NATIONAL MUNICIPAL FUND THERE ARE NO CLAIMS, ACTIONS, SUITS, OR PROCEEDINGS, PENDING OR THREATENED, WHICH WOULD ADVERSELY AFFECT NATIONAL MUNICIPAL FUND OR ITS ASSETS OR BUSINESS, OR WHICH WOULD PREVENT OR HINDER CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(I) CONTRACTS. EXCEPT FOR CONTRACTS AND AGREEMENTS PREVIOUSLY DISCLOSED TO THE STATE MUNICIPAL FUNDS UNDER WHICH NO DEFAULT EXISTS, NATIONAL MUNICIPAL FUND IS NOT A PARTY TO OR SUBJECT TO ANY MATERIAL CONTRACT, DEBT INSTRUMENT, PLAN, LEASE, FRANCHISE, LICENSE, OR PERMIT OF ANY KIND OR NATURE WHATSOEVER.

(J) TAXES. THE FEDERAL INCOME TAX RETURNS OF NATIONAL MUNICIPAL FUND HAVE BEEN FILED FOR ALL TAXABLE YEARS TO AND INCLUDING DECEMBER 31, 1999, AND ALL TAXES PAYABLE PURSUANT TO SUCH RETURNS HAVE BEEN PAID. NATIONAL MUNICIPAL FUND HAS QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE IN RESPECT TO EACH TAXABLE YEAR OF NATIONAL MUNICIPAL FUND SINCE COMMENCEMENT OF ITS OPERATIONS.

(K)     REGISTRATION  STATEMENT.  NATIONAL  MUNICIPAL FUND SHALL HAVE FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") RELATING TO THE SHARES OF CAPITAL STOCK OF NATIONAL MUNICIPAL FUND ISSUABLE UNDER THIS
AGREEMENT. AT THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE, THE REGISTRATION STATEMENT:

(I) WILL COMPLY IN ALL MATERIAL RESPECTS WITH THE PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS OF THE COMMISSION THEREUNDER (THE "REGULATIONS"), AND

(II) WILL NOT CONTAIN AN UNTRUE STATEMENT OF MATERIAL FACT OR OMIT TO STATE A MATERIAL ACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING.

FURTHER, AT THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AT THE TIME OF THE SHAREHOLDERS' MEETING REFERRED TO IN SECTION 1, AND AT THE EFFECTIVE TIME OF THE REORGANIZATION, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION INCLUDED THEREIN, AS AMENDED OR SUPPLEMENTED BY ANY AMENDMENTS OR SUPPLEMENTS FILED BY NATIONAL MUNICIPAL FUND, WILL NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING; PROVIDED, HOWEVER, THAT NONE OF THE REPRESENTATIONS AND WARRANTIES IN THIS SUBSECTION SHALL APPLY TO STATEMENTS IN OR OMISSIONS FROM THE REGISTRATION STATEMENT OR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MADE IN RELIANCE UPON AND IN CONFORMITY WITH INFORMATION FURNISHED BY THE STATE MUNICIPAL FUNDS FOR USE IN THE REGISTRATION STATEMENT OR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AS PROVIDED IN SECTION 7(K).

7.     REPRESENTATIONS  AND  WARRANTIES  OF  STATE  MUNICIPAL  FUNDS

(A) ORGANIZATION, EXISTENCE, ETC. THE STATE MUNICIPAL FUNDS ARE DULY ORGANIZED SERIES OF CALVERT, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF MARYLAND, AND HAVE POWER TO CARRY ON THEIR BUSINESS AS IT IS NOW BEING CONDUCTED. CURRENTLY, THE STATE MUNICIPAL FUNDS ARE NOT QUALIFIED TO DO BUSINESS AS A FOREIGN CORPORATION UNDER THE LAWS OF ANY JURISDICTION. THE STATE MUNICIPAL FUNDS HAVE ALL NECESSARY FEDERAL, STATE AND LOCAL AUTHORIZATION TO OWN ALL OF THEIR PROPERTIES AND ASSETS AND TO CARRY ON THEIR BUSINESS AS NOW BEING CONDUCTED.

(B)     REGISTRATION  AS  INVESTMENT  COMPANY.  CALVERT,  OF  WHICH  THE  STATE
MUNICIPAL FUNDS ARE SERIES, IS REGISTERED UNDER THE ACT AS AN OPEN-END NONDIVERSIFIED MANAGEMENT INVESTMENT COMPANY. ITS REGISTRATION HAS NOT BEEN
REVOKED  OR  RESCINDED  AND  IS  IN  FULL  FORCE  AND  EFFECT.

(C) CAPITALIZATION. THE STATE MUNICIPAL FUNDS HAVE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF WHICH AS OF MARCH 31, 2000, [#] SHARES WERE OUTSTANDING, AND NO SHARES WERE HELD IN THE TREASURY OF STATE MUNICIPAL FUNDS. ALL OF THE OUTSTANDING SHARES OF THE STATE MUNICIPAL FUNDS HAVE BEEN DULY AUTHORIZED AND ARE VALIDLY ISSUED, FULLY PAID, AND NON-ASSESSABLE. SINCE THE STATE MUNICIPAL FUNDS ARE SERIES OF OPEN-END INVESTMENT COMPANIES ENGAGED IN THE CONTINUOUS OFFERING AND REDEMPTION OF THEIR SHARES, THE NUMBER OF OUTSTANDING SHARES OF THE STATE MUNICIPAL FUNDS MAY CHANGE PRIOR TO THE EFFECTIVE DATE OF THE REORGANIZATION.

(D) FINANCIAL STATEMENTS. THE FINANCIAL STATEMENTS OF THE STATE MUNICIPAL FUNDS FOR THE YEAR ENDED DECEMBER 31, 1999 ("THE STATE MUNICIPAL FUNDS FINANCIAL STATEMENTS"), PREVIOUSLY DELIVERED TO NATIONAL MUNICIPAL FUND, FAIRLY PRESENT THE FINANCIAL POSITION OF THE STATE MUNICIPAL FUNDS AS OF DECEMBER 31, 1999, AND THE RESULTS OF THEIR OPERATIONS AND CHANGES IN THEIR NET ASSETS FOR THE YEAR THEN ENDED.

(E) AUTHORITY RELATIVE TO THE PLAN. CALVERT HAS THE POWER TO ENTER INTO THE PLAN ON BEHALF OF THE STATE MUNICIPAL FUNDS AND TO CARRY OUT THEIR OBLIGATIONS UNDER THIS AGREEMENT. THE EXECUTION AND DELIVERY OF THE PLAN AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HAVE BEEN DULY AUTHORIZED BY THE DIRECTORS OF CALVERT AND, EXCEPT FOR APPROVAL BY THE HOLDERS OF THEIR CAPITAL STOCK, NO OTHER PROCEEDINGS BY CALVERT ARE NECESSARY TO AUTHORIZE THEIR OFFICERS TO EFFECTUATE THE PLAN AND THE TRANSACTIONS CONTEMPLATED. THE STATE MUNICIPAL FUNDS ARE NOT A PARTY TO OR OBLIGATED UNDER ANY CHARTER, BY-LAW, INDENTURE, OR CONTRACT PROVISION OR ANY OTHER COMMITMENT OR OBLIGATION, OR SUBJECT TO ANY ORDER OR DECREE, WHICH WOULD BE VIOLATED BY THEIR EXECUTING AND CARRYING OUT THE PLAN.

(F) LIABILITIES. THERE ARE NO LIABILITIES OF THE STATE MUNICIPAL FUNDS WHETHER OR NOT DETERMINED OR DETERMINABLE, OTHER THAN LIABILITIES DISCLOSED OR PROVIDED FOR IN THE STATE MUNICIPAL FUNDS FINANCIAL STATEMENTS AND LIABILITIES INCURRED IN THE ORDINARY COURSE OF BUSINESS SUBSEQUENT TO DECEMBER 31, 1999, OR OTHERWISE PREVIOUSLY DISCLOSED TO NATIONAL MUNICIPAL FUND, NONE OF WHICH HAS BEEN MATERIALLY ADVERSE TO THE BUSINESS, ASSETS, OR RESULTS OF OPERATIONS OF STATE MUNICIPAL FUNDS.

(G) LITIGATION. TO THE KNOWLEDGE OF THE STATE MUNICIPAL FUNDS, THERE ARE NO CLAIMS, ACTIONS, SUITS, OR PROCEEDINGS, PENDING OR THREATENED, WHICH WOULD ADVERSELY AFFECT THE STATE MUNICIPAL FUNDS OR THEIR ASSETS OR BUSINESS, OR WHICH WOULD PREVENT OR HINDER CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(H) CONTRACTS. EXCEPT FOR CONTRACTS AND AGREEMENTS PREVIOUSLY DISCLOSED TO NATIONAL MUNICIPAL FUND UNDER WHICH NO DEFAULT EXISTS, CALVERT, ON BEHALF OF THE STATE MUNICIPAL FUNDS, IS NOT A PARTY TO OR SUBJECT TO ANY MATERIAL CONTRACT, DEBT INSTRUMENT, PLAN, LEASE, FRANCHISE, LICENSE, OR PERMIT OF ANY KIND OR NATURE WHATSOEVER.

(I) TAXES. THE FEDERAL INCOME TAX RETURNS OF THE STATE MUNICIPAL FUNDS HAVE BEEN FILED FOR ALL TAXABLE YEARS TO AND INCLUDING THE TAXABLE YEAR ENDED DECEMBER 31, 1999, AND ALL TAXES PAYABLE PURSUANT TO SUCH RETURNS HAVE BEEN PAID. THE STATE MUNICIPAL FUNDS HAVE QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE WITH RESPECT TO EACH PAST TAXABLE YEAR OF THE STATE MUNICIPAL FUNDS SINCE COMMENCEMENT OF THEIR OPERATIONS.

(J) PORTFOLIO SECURITIES. ALL SECURITIES TO BE LISTED IN THE SCHEDULE OF INVESTMENTS OF THE STATE MUNICIPAL FUNDS AS OF THE EFFECTIVE TIME OF THE REORGANIZATION WILL BE OWNED BY CALVERT ON BEHALF OF THE STATE MUNICIPAL FUNDS FREE AND CLEAR OF ANY LIENS, CLAIMS, CHARGES, OPTIONS, AND ENCUMBRANCES, EXCEPT AS INDICATED IN THE SCHEDULE. EXCEPT AS SO INDICATED, NONE OF THE SECURITIES IS, OR AFTER THE REORGANIZATION AS CONTEMPLATED BY THIS AGREEMENT WILL BE, SUBJECT TO ANY LEGAL OR CONTRACTUAL RESTRICTIONS ON DISPOSITION (INCLUDING RESTRICTIONS AS TO THE PUBLIC OFFERING OR SALE OF THE SECURITIES UNDER THE SECURITIES ACT), AND ALL THE SECURITIES ARE OR WILL BE READILY MARKETABLE.

(K) REGISTRATION STATEMENT. THE STATE MUNICIPAL FUNDS WILL COOPERATE WITH NATIONAL MUNICIPAL FUND IN CONNECTION WITH THE REGISTRATION STATEMENT REFERRED TO IN SECTION 6(K) OF THIS AGREEMENT, AND WILL FURNISH TO NATIONAL MUNICIPAL FUND THE INFORMATION RELATING TO THE STATE MUNICIPAL FUNDS REQUIRED BY THE SECURITIES ACT AND ITS REGULATIONS TO BE SET FORTH IN THE REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION). AT THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE, THE REGISTRATION STATEMENT, INSOFAR AS IT RELATES TO STATE MUNICIPAL FUNDS:

(I) WILL COMPLY IN ALL MATERIAL RESPECTS WITH THE PROVISIONS OF THE SECURITIES ACT AND ITS REGULATIONS, AND

(II) WILL NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING.

FURTHER, AT THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AT THE TIME OF THE SHAREHOLDERS' MEETING REFERRED TO IN SECTION I AND AT THE EFFECTIVE TIME OF THE REORGANIZATION, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED OR SUPPLEMENTED BY ANY AMENDMENTS OR SUPPLEMENTS FILED BY NATIONAL MUNICIPAL FUND, INSOFAR AS IT RELATES TO STATE MUNICIPAL FUNDS, WILL NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES
UNDER WHICH THEY WERE MADE, NOT MISLEADING; PROVIDED, HOWEVER, THAT THE REPRESENTATIONS AND WARRANTIES IN THIS SUBSECTION SHALL APPLY ONLY TO STATEMENTS IN OR OMISSIONS FROM THE REGISTRATION STATEMENT OR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MADE IN RELIANCE UPON AND IN CONFORMITY WITH INFORMATION FURNISHED BY THE STATE MUNICIPAL FUNDS FOR USE IN THE REGISTRATION STATEMENT OR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AS PROVIDED IN THIS SECTION 7(K).

8.     CONDITIONS  TO  OBLIGATIONS  OF  STATE  MUNICIPAL  FUNDS

THE OBLIGATIONS OF THE STATE MUNICIPAL FUNDS UNDER THIS AGREEMENT WITH RESPECT TO THE CONSUMMATION OF THE REORGANIZATION ARE SUBJECT TO THE SATISFACTION OF THE FOLLOWING CONDITIONS:

(A) SHAREHOLDER APPROVAL. THE PLAN SHALL HAVE BEEN APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF STATE MUNICIPAL FUNDS.

(B) REPRESENTATIONS, WARRANTIES AND, AGREEMENTS. AS OF THE EFFECTIVE TIME OF THE REORGANIZATION, NATIONAL MUNICIPAL FUND SHALL HAVE COMPLIED WITH EACH OF ITS RESPONSIBILITIES UNDER THIS AGREEMENT, EACH OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT SHALL BE TRUE IN ALL MATERIAL RESPECTS, AND THERE SHALL HAVE BEEN NO MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, BUSINESS, PROPERTIES, OR ASSETS OF NATIONAL MUNICIPAL FUND SINCE DECEMBER 31, 1999. AS OF THE EFFECTIVE TIME OF THE REORGANIZATION, THE STATE MUNICIPAL FUNDS SHALL HAVE RECEIVED A CERTIFICATE FROM NATIONAL MUNICIPAL FUND SATISFACTORY IN FORM AND SUBSTANCE TO THE STATE MUNICIPAL FUNDS INDICATING THAT IT HAS MET THE TERMS STATED IN THIS SECTION.

(C) REGULATORY APPROVAL. THE REGISTRATION STATEMENT REFERRED TO IN SECTION 6(K) SHALL HAVE BEEN DECLARED EFFECTIVE BY THE COMMISSION AND NO STOP ORDERS UNDER THE SECURITIES ACT PERTAINING THERETO SHALL HAVE BEEN ISSUED; ALL NECESSARY ORDERS OF EXEMPTION UNDER THE ACT WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL HAVE BEEN GRANTED BY THE COMMISSION; AND ALL APPROVALS, REGISTRATIONS, AND EXEMPTIONS UNDER FEDERAL AND STATE LAWS
CONSIDERED  TO  BE  NECESSARY  SHALL  HAVE  BEEN  OBTAINED.

(D) TAX OPINION. THE STATE MUNICIPAL FUNDS SHALL HAVE RECEIVED THE OPINION OF COUNSEL, DATED THE EFFECTIVE TIME OF THE REORGANIZATION, ADDRESSED TO AND IN FORM AND SUBSTANCE SATISFACTORY TO STATE MUNICIPAL FUNDS, AS TO CERTAIN OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION UNDER THE INTERNAL REVENUE CODE TO THE STATE MUNICIPAL FUNDS AND THEIR SHAREHOLDERS. FOR PURPOSES OF RENDERING ITS OPINION, COUNSEL MAY RELY EXCLUSIVELY AND WITHOUT INDEPENDENT VERIFICATION, AS TO FACTUAL MATTERS, ON THE STATEMENTS MADE IN THE PLAN, THE PROXY STATEMENT WHICH WILL BE DISTRIBUTED TO THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS IN CONNECTION WITH THE REORGANIZATION, AND ON SUCH OTHER WRITTEN REPRESENTATIONS AS THE STATE MUNICIPAL FUNDS AND NATIONAL MUNICIPAL FUND, RESPECTIVELY, WILL HAVE VERIFIED AS OF THE EFFECTIVE TIME OF THE REORGANIZATION. THE OPINION OF COUNSEL WILL BE TO THE EFFECT THAT, BASED ON THE FACTS AND ASSUMPTIONS STATED THEREIN, FOR FEDERAL INCOME TAX PURPOSES:

(I) NEITHER THE STATE MUNICIPAL FUNDS NOR NATIONAL MUNICIPAL FUND WILL RECOGNIZE ANY GAIN OR LOSS UPON THE TRANSFER OF THE ASSETS OF THE STATE MUNICIPAL FUNDS TO AND THE ASSUMPTION OF THEIR LIABILITIES BY NATIONAL MUNICIPAL FUND IN EXCHANGE FOR NATIONAL MUNICIPAL FUND SHARES AND UPON THE DISTRIBUTION (WHETHER ACTUAL OR CONSTRUCTIVE) OF NATIONAL MUNICIPAL FUND SHARES TO ITS SHAREHOLDERS IN EXCHANGE FOR THEIR SHARES OF CAPITAL STOCK OF STATE MUNICIPAL FUNDS;

(II) THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS WHO RECEIVE NATIONAL MUNICIPAL FUND SHARES PURSUANT TO THE REORGANIZATION WILL NOT RECOGNIZE ANY GAIN OR LOSS UPON THE EXCHANGE (WHETHER ACTUAL OR CONSTRUCTIVE) OF THEIR SHARES OF CAPITAL STOCK OF THE STATE MUNICIPAL FUNDS FOR NATIONAL MUNICIPAL FUND SHARES (INCLUDING ANY FRACTIONAL SHARE INTERESTS THEY ARE DEEMED TO HAVE RECEIVED) PURSUANT TO THE REORGANIZATION;

(III) THE BASIS OF NATIONAL MUNICIPAL FUND SHARES RECEIVED BY STATE MUNICIPAL FUNDS' SHAREHOLDERS WILL BE THE SAME AS THE BASIS OF THE SHARES OF CAPITAL STOCK OF THE STATE MUNICIPAL FUNDS SURRENDERED IN THE EXCHANGE; AND

(IV) THE BASIS OF THE STATE MUNICIPAL FUNDS' ASSETS ACQUIRED BY NATIONAL MUNICIPAL FUND WILL BE THE SAME AS THE BASIS OF SUCH ASSETS TO THE STATE
MUNICIPAL  FUNDS  IMMEDIATELY  PRIOR  TO  THE  REORGANIZATION.

9.     CONDITIONS  TO  OBLIGATIONS  OF  NATIONAL  MUNICIPAL  FUND

THE OBLIGATIONS OF NATIONAL MUNICIPAL FUND UNDER THIS AGREEMENT WITH RESPECT TO THE CONSUMMATION OF THE REORGANIZATION ARE SUBJECT TO THE SATISFACTION OF THE FOLLOWING CONDITIONS:

(A) REPRESENTATIONS, WARRANTIES, AND AGREEMENTS. AS OF THE EFFECTIVE TIME OF THE REORGANIZATION, THE STATE MUNICIPAL FUNDS SHALL HAVE COMPLIED WITH EACH OF THEIR OBLIGATIONS UNDER THIS AGREEMENT, EACH OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT SHALL BE TRUE IN ALL MATERIAL RESPECTS, AND THERE SHALL HAVE BEEN NO MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, BUSINESS, PROPERTIES OR ASSETS OF THE STATE MUNICIPAL FUNDS SINCE DECEMBER 31, 1999. NATIONAL MUNICIPAL FUND SHALL HAVE RECEIVED A CERTIFICATE FROM THE STATE MUNICIPAL FUNDS SATISFACTORY IN FORM AND SUBSTANCE TO NATIONAL MUNICIPAL FUND INDICATING THAT THEY HAVE MET THE TERMS STATED IN THIS SECTION.

(B) REGULATORY APPROVAL. ALL NECESSARY ORDERS OF EXEMPTION UNDER THE ACT WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL HAVE BEEN GRANTED BY THE COMMISSION, AND ALL APPROVALS, REGISTRATIONS, AND EXEMPTIONS UNDER STATE SECURITIES LAWS CONSIDERED TO BE NECESSARY SHALL HAVE BEEN OBTAINED.

(C) TAX OPINION. NATIONAL MUNICIPAL FUND SHALL HAVE RECEIVED THE OPINION OF COUNSEL, DATED THE EFFECTIVE TIME OF THE REORGANIZATION, ADDRESSED TO AND IN FORM AND SUBSTANCE SATISFACTORY TO NATIONAL MUNICIPAL FUND, AS TO CERTAIN OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION UNDER THE INTERNAL REVENUE CODE TO THE STATE MUNICIPAL FUNDS AND THE SHAREHOLDERS OF STATE MUNICIPAL FUNDS. FOR PURPOSES OF RENDERING ITS OPINION, COUNSEL MAY RELY EXCLUSIVELY AND WITHOUT INDEPENDENT VERIFICATION, AS TO FACTUAL MATTERS, ON THE STATEMENTS MADE IN THE PLAN, THE PROXY STATEMENT WHICH WILL BE DISTRIBUTED TO THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS IN CONNECTION WITH THE REORGANIZATION, AND ON SUCH OTHER WRITTEN REPRESENTATIONS AS THE STATE MUNICIPAL FUNDS AND NATIONAL MUNICIPAL FUND, RESPECTIVELY, WILL HAVE VERIFIED AS OF THE EFFECTIVE TIME OF THE REORGANIZATION. THE OPINION OF COUNSEL WILL BE TO THE EFFECT THAT, BASED ON THE FACTS AND ASSUMPTIONS STATED THEREIN, FOR FEDERAL INCOME TAX PURPOSES:

(I) NEITHER THE STATE MUNICIPAL FUNDS NOR NATIONAL MUNICIPAL FUND WILL RECOGNIZE ANY GAIN OR LOSS UPON THE TRANSFER OF THE ASSETS OF THE STATE MUNICIPAL FUNDS TO, AND THE ASSUMPTION OF THEIR LIABILITIES BY, NATIONAL MUNICIPAL FUND IN EXCHANGE FOR NATIONAL MUNICIPAL FUND SHARES AND UPON THE DISTRIBUTION (WHETHER ACTUAL OR CONSTRUCTIVE) OF NATIONAL MUNICIPAL FUND SHARES TO ITS SHAREHOLDERS IN EXCHANGE FOR THEIR SHARES OF BENEFICIAL INTEREST OF STATE MUNICIPAL FUNDS;

(II) THE SHAREHOLDERS OF THE STATE MUNICIPAL FUNDS WHO RECEIVE NATIONAL MUNICIPAL FUND SHARES PURSUANT TO THE REORGANIZATION WILL NOT RECOGNIZE ANY GAIN OR LOSS UPON THE EXCHANGE (WHETHER ACTUAL OR CONSTRUCTIVE) OF THEIR SHARES OF CAPITAL STOCK OF THE STATE MUNICIPAL FUNDS FOR NATIONAL MUNICIPAL FUND SHARES (INCLUDING ANY FRACTIONAL SHARE INTERESTS THEY ARE DEEMED TO HAVE RECEIVED) PURSUANT TO THE REORGANIZATION;

(III) THE BASIS OF NATIONAL MUNICIPAL FUND SHARES RECEIVED BY STATE MUNICIPAL FUNDS' SHAREHOLDERS WILL BE THE SAME AS THE BASIS OF THE SHARES OF CAPITAL STOCK OF THE STATE MUNICIPAL FUNDS SURRENDERED IN THE EXCHANGE; AND

(IV) THE BASIS OF THE STATE MUNICIPAL FUNDS ASSETS ACQUIRED BY NATIONAL MUNICIPAL FUND WILL BE THE SAME AS THE BASIS OF SUCH ASSETS TO THE STATE
MUNICIPAL  FUNDS  IMMEDIATELY  PRIOR  TO  THE  REORGANIZATION.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(A) THE PARTIES HERETO MAY, BY AGREEMENT IN WRITING AUTHORIZED BY THE BOARD OF DIRECTORS OF CALVERT, AMEND THE PLAN AT ANY TIME BEFORE OR AFTER APPROVAL OF THE PLAN BY SHAREHOLDERS OF STATE MUNICIPAL FUNDS, BUT AFTER SUCH APPROVAL, NO AMENDMENT SHALL BE MADE THAT SUBSTANTIALLY CHANGES THE TERMS OF THIS AGREEMENT.

(B) AT ANY TIME PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION, ANY OF THE PARTIES MAY BY WRITTEN INSTRUMENT SIGNED BY IT: (I) WAIVE ANY INACCURACIES IN THE REPRESENTATIONS AND WARRANTIES MADE PURSUANT TO THIS AGREEMENT, AND (II) WAIVE COMPLIANCE WITH ANY OF THE COVENANTS OR CONDITIONS MADE FOR ITS BENEFIT PURSUANT TO THIS AGREEMENT.

(C) THE STATE MUNICIPAL FUNDS MAY TERMINATE THE PLAN AT ANY TIME PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION BY NOTICE TO NATIONAL MUNICIPAL FUND
IF: (I) A MATERIAL CONDITION TO THEIR PERFORMANCE UNDER THIS AGREEMENT OR A MATERIAL COVENANT OF NATIONAL MUNICIPAL FUND CONTAINED IN THIS AGREEMENT IS NOT FULFILLED ON OR BEFORE THE DATE SPECIFIED FOR THE FULFILLMENT THEREOF, OR (II) A MATERIAL DEFAULT OR MATERIAL BREACH OF THE PLAN IS MADE BY NATIONAL MUNICIPAL FUND.

(D) NATIONAL MUNICIPAL FUND MAY TERMINATE THE PLAN AT ANY TIME PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION BY NOTICE TO THE STATE MUNICIPAL FUNDS IF:
(I) A MATERIAL CONDITION TO ITS PERFORMANCE UNDER THIS AGREEMENT OR A MATERIAL COVENANT OF THE STATE MUNICIPAL FUNDS CONTAINED IN THIS AGREEMENT IS NOT FULFILLED ON OR BEFORE THE DATE SPECIFIED FOR THE FULFILLMENT THEREOF, OR (II) A MATERIAL DEFAULT OR MATERIAL BREACH OF THE PLAN IS MADE BY STATE MUNICIPAL FUNDS.

(E) THE PLAN MAY BE TERMINATED BY EITHER PARTY AT ANY TIME PRIOR TO THE EFFECTIVE TIME OF THE REORGANIZATION UPON NOTICE TO THE OTHER PARTY, WHETHER BEFORE OR AFTER APPROVAL BY THE SHAREHOLDERS OF STATE MUNICIPAL FUNDS, WITHOUT LIABILITY ON THE PART OF EITHER PARTY HERETO OR THEIR RESPECTIVE DIRECTORS,
OFFICERS, OR SHAREHOLDERS, AND SHALL BE TERMINATED WITHOUT LIABILITY AS OF THE CLOSE OF BUSINESS ON DECEMBER 31, 1999, IF THE EFFECTIVE TIME OF THE
REORGANIZATION  IS  NOT  ON  OR  PRIOR  TO  SUCH  DATE.

(F) NO REPRESENTATIONS, WARRANTIES, OR COVENANTS IN OR PURSUANT TO THE PLAN SHALL SURVIVE THE REORGANIZATION.

11.     EXPENSES

THE STATE MUNICIPAL FUNDS AND NATIONAL MUNICIPAL FUND WILL BEAR THEIR OWN EXPENSES INCURRED IN CONNECTION WITH THIS REORGANIZATION.

12.     GENERAL

THIS PLAN SUPERSEDES ALL PRIOR AGREEMENTS BETWEEN THE PARTIES (WRITTEN OR ORAL), IS INTENDED AS A COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE PLAN BETWEEN THE PARTIES AND MAY NOT BE CHANGED OR TERMINATED ORALLY. THE PLAN MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH SHALL BE CONSIDERED ONE AND THE SAME AGREEMENT, AND SHALL BECOME EFFECTIVE WHEN ONE OR MORE COUNTERPARTS HAVE BEEN EXECUTED BY EACH PARTY AND DELIVERED TO EACH OF THE PARTIES HERETO. THE HEADINGS CONTAINED IN THE PLAN ARE FOR REFERENCE PURPOSES ONLY AND SHALL NOT AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THE PLAN. NOTHING IN THE PLAN, EXPRESSED OR IMPLIED, IS INTENDED TO CONFER UPON ANY OTHER PERSON ANY RIGHTS OR REMEDIES BY REASON OF THE PLAN.

IN WITNESS WHEREOF, THE STATE MUNICIPAL FUNDS AND NATIONAL MUNICIPAL FUND HAVE CAUSED THE PLAN TO BE EXECUTED ON THEIR BEHALF BY THEIR CHAIRMAN, PRESIDENT, OR A VICE PRESIDENT, AND THEIR SEALS TO BE AFFIXED HERETO AND ATTESTED BY THEIR RESPECTIVE SECRETARY OR ASSISTANT SECRETARY, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN, AND TO BE DELIVERED AS REQUIRED.


(SEAL)     MARYLAND  MUNICIPAL  INTERMEDIATE  FUND


BY:     _________________________     BY:     _______________________________
                              BARBARA  J.  KRUMSIEK,  PRESIDENT



(SEAL)                         VIRGINIA  MUNICIPAL  INTERMEDIATE  FUND


BY:     _________________________     BY:     _______________________________
                              BARBARA  J.  KRUMSIEK,  PRESIDENT



(SEAL)                         NATIONAL  MUNICIPAL  INTERMEDIATE  FUND


BY:     _________________________     BY:     _______________________________
                              WILLIAM  M.  TARTIKOFF,  SENIOR  VICE  PRESIDENT